                                                                    EXHIBIT 31.1

                                  CERTIFICATION

                            Section 302 Certification

I, Warren G. Lichtenstein, certify that:

1.  I  have  reviewed  this  annual  report  on  Form  10-KSB/A of  WebFinancial
Corporation, a Delaware corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business  issuer's other  certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

            (a) Designed such disclosure controls and procedures, or caused such
            disclosure   controls  and  procedures  to  be  designed  under  our
            supervision,  to ensure that  material  information  relating to the small business issuer, including its consolidated  subsidiaries,  is made  known to us by  others  within  those  entities,  particularly during the period in which this report is being prepared;

            (b)  Evaluated  the  effectiveness  of the small  business  issuer's disclosure  controls and procedures and presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            (c)  Disclosed  in this  report  any  change in the  small  business issuer's  internal  control over  financial  reporting that occurred during the small  business  issuer's most recent fiscal quarter (the small  business  issuer's  fourth  fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect,  the small business issuer's internal control over financial reporting; and

5. The small business  issuer's other  certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

         (a) All significant  deficiencies and material weaknesses in the design or operation of internal  control over  financial  reporting  which are reasonably  likely to  adversely  affect  the small  business  issuer's ability to record, process, summarize and report financial information;
         and

         (b) Any fraud,  whether or not material,  that  involves  management or other  employees  who have a  significant  role in the  small  business issuer's internal control over financial reporting.

Date: July 1, 2004

                                     By: /s/ Warren G. Lichtenstein
                                         ------------------------------
                                         Warren G. Lichtenstein
                                         President and Chief Executive Officer